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                                                                   Exhibit 10.32

                                                                  EXECUTION COPY

                                FIRST AMENDMENT

                                       TO

                        RECEIVABLES PURCHASE AGREEMENT


             THIS FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT dated March 23, 1994 (this "Amendment") is by and between Western
Digital Capital Corporation (the "Seller"), Western Digital
Corporation ("Western Digital"), Delaware Funding Corporation
("DFC"), J.P. Morgan Delaware, as Administrative Agent and a Bank
Purchaser and The First National Bank of Boston, as a Bank
Purchaser, and is consented to by J.P. Morgan Delaware, as sole
APA Purchaser, and amends and supplements the Receivables Purchase-Agreement dated as of January 7, 1994 (the "Agreement"), by and between the Seller, Western Digital, DFC, J.P. Morgan Delaware, as Administrative Agent and a Bank Purchaser and The First National Bank of Boston, as a Bank Purchaser. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Agreement.

RECITALS

             WHEREAS, the parties to the Agreement have agreed to
(i) amend the Agreement to increase the Maximum Net Investment with respect to the DFC Purchasers, and (ii) to waive and amend the provision of Section 3.02(c) of the Agreement requiring delivery of an amended Certificate of Incorporation of the Seller; and

             WHEREAS, J.P. Morgan Delaware, as the current sole APA Purchaser, is willing to consent to this Amendment on the terms hereof.

             NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties agree as follows:

             SECTION 1. Amendments to Section 1.01.

             (a) The definition of "DFC Expiration Date" is amended by deleting the dollar amount $25,000,000 in clause (ii)(C) thereof and replacing such dollar amount with $35,000,000.

             (b) The definition of "Maximum Net Investment" is amended by read as follows:

"Maximum Net Investment" shall mean, for the DFC Purchasers, $35,000,000, and for the Bank Purchasers, $50,000,000 unless otherwise increased with the consent of the DFC Purchasers or the Bank Purchasers, as applicable, or reduced as provided in Section 2.11(a) hereof; provided, however, that at all times on

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and after the Bank Expiration Date or the DFC Expiration Date, as applicable, the "Maximum Net Investment" shall mean the Bank Net Investment or the DFC Net Investment, as the case may be. The aggregate of the Maximum Net Investments for the Investor Groups on the date hereof is $85,000,000.

               SECTION 2. Amendment to Section 2.12(c). The dollar amount at the end of Section 2.12(c) is changed from $25,000,000 to $35,000,000.

               SECTION 3.  Amendment to Section 2.15(b).  Clause (ii) in
Section 2.15(b) is amended by changing the dollar amount therein from $25,000,000 to $35,000,000.

               SECTION 4. Waiver of, and Amendment to, Section 3.02(c). The requirement of delivery by the Seller, within 30 days of the Closing Date, of an amended Certificate of Incorporation providing for two (2) "Outside Directors" (as defined therein) is hereby waived, and such 30 days is amended to 90 days.

               SECTION 5. Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. All references to the Agreement in any other document or instrument shall be deemed to mean such Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Agreement, as amended by this Amendment, as though the terms and obligations of the Agreement were set forth herein.

               SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

               SECTION 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.





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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                        WESTERN DIGITAL CAPITAL CORPORATION, as
                                          Seller


                                        By:____________________________________
                                            Authorized Signatory
                                            Title:  Chief Financial Officer


                                        WESTERN DIGITAL CORPORATION,
                                          as Servicer


                                        By:____________________________________
                                            Authorized Signatory
                                            Title:  Vice President and Treasurer


                                        DELAWARE FUNDING CORPORATION


                                        by:  J.P. Morgan Delaware, as
                                             attorney-in-fact for Delaware
                                             Funding Corporation

                                             by:_______________________________
                                                 Authorized Signatory
                                                 Title:  Vice President


                                        J.P. MORGAN DELAWARE, as
                                          Administrative Agent


                                        By:____________________________________
                                            Authorized Signatory
                                            Title:  Vice President


                                        J.P. MORGAN DELAWARE, as a Bank
                                          Purchaser


                                        By:____________________________________
                                            Authorized Signatory
                                            Title:  Vice President





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                                        THE FIRST NATIONAL BANK OF BOSTON, as
                                          Bank Purchaser


                                        By:___________________________________
                                            Authorized Signatory




Acknowledged and Consented to

J.P. MORGAN DELAWARE, as
  APA Purchaser



By:________________________________
    Authorized Signatory
    Title:  Vice President





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